UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FAT	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock, par value $0.0001 per share	FATBP	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	FATBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry Into a Material Definitive Agreement.

On August 12, 2020, FAT Brands Inc. (the “Company”) and Sundae Group Holdings I, LLC (the “Seller”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to acquire from Seller the business of operating and franchising Johnny Rockets branded restaurants (the “Business”) through the acquisition of Johnny Rockets Holding Co., a Delaware corporation (“Johnny Rockets”), which operates directly and through a number of wholly-owned subsidiaries.

Transaction Overview

Upon the terms and conditions set forth in the Purchase Agreement, the Company agreed to purchase all of the outstanding shares of capital stock of Johnny Rockets (the “Transaction”). Upon closing of the transactions contemplated by the Purchase Agreement, including the Transaction (the “Closing”), the Company will pay to Seller $24,600,000 in cash and acquire Johnny Rockets on a cash-free, debt free basis, subject to certain customary adjustments, including with respect to working capital, to be finalized no later than no later than 75 days after the Closing.

The completion of the Transaction is subject to certain customary closing conditions, including the absence of any injunction, order, judgment, decision, determination, decree or ruling being issued, promulgated enacted or enforced by a governmental agency restraining, enjoining or prohibiting the consummation of the transactions contemplated by the Purchase Agreement, including the Transaction. Each party’s obligation to consummate the Transaction is also subject to certain additional closing conditions, including (i) the accuracy of the other party’s representations and warranties contained in the Purchase Agreement (subject to customary materiality qualifiers) and (ii) the other party’s compliance in all material respects with its covenants and agreements contained in the Purchase Agreement.

Other Terms of the Transaction

The Purchase Agreement contains certain representations, warranties and covenants by each party that are customary for a transaction of this nature and are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. The covenants include, among others, that (i) Seller is obligated to operate the Business in the ordinary course, subject to certain conditions and exceptions, between the execution of the Purchase Agreement and the Closing, and (ii) Seller agrees not to engage in certain transactions with respect to the Business or the outstanding shares of capital stock of Johnny Rockets between the execution of the Purchase Agreement and the Closing, subject to certain conditions and exceptions, except with the written consent of the Company (not to be unreasonably withheld, conditioned or delayed). Each of the parties is required to use their respective commercially reasonable efforts to satisfy their respective conditions to closing and consummate the Transaction.

The Company is also required to use its commercially reasonable efforts to complete its financing for the Transaction by issuing additional indebtedness under the Company’s securitization facility through its special-purpose subsidiary, Fat Brands Royalty I, LLC.

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The Purchase Agreement may be terminated prior to the Closing upon the occurrence or non-occurrence of certain events, including (i) by the Company or Seller if the Closing has not occurred within 60 days after the date of the Purchase Agreement (or such later date as may have been agreed upon by the parties), provided that no such termination may be made by a party if the failure to close shall be caused by the action or inaction of the terminating party and (ii) by the Company or Seller if the other party breaches any of its representations and warranties in the Purchase Agreement and that breach is not curable or not cured through the exercise of commercially reasonable efforts.

Simultaneous with the Closing, the Company and Seller will enter into certain customary ancillary agreements, including a Transition Services Agreement under which each party agrees to provide or cause to be provided to the other party certain services, access to systems and other assistance on a short-term transitional basis, including with respect to information technology, operations, logistics, accounting and tax.

The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement has been included to provide stockholders with information regarding its terms. It is not intended to provide any other information about the Company, Seller or Johnny Rockets or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of the Company and Seller, which were made solely for the benefit of the other party to the Purchase Agreement and (i) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies, and creates exceptions to the representations, warranties, and covenants set forth in the Purchase Agreement, (ii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder may view as material, and (iii) may have been made only as of the date of the Purchase Agreement or as of another date specified in the Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, if at all. Accordingly, stockholders should not rely upon representations and warranties of the parties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Seller, Johnny Rockets or their respective subsidiaries and affiliates.

Item 7.01 Regulation FD Disclosure.

On August 13, 2020, the Company issued a press release announcing that it has entered into a definitive agreement to acquire Johnny Rockets. In addition, on August 15, 2020, the Company made publicly available an investor presentation providing additional information about the planned acquisition of Johnny Rockets. The press release is attached hereto as Exhibit 99.1 and the investor presentation is attached hereto as Exhibit 99.2, and each is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the attached Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s ability to finance and consummate the acquisition of Johnny Rockets and the Company’s ability to leverage its expertise and infrastructure and successfully integrate and exploit the synergies of the acquisition. Forward-looking statements reflect the Company’s expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the Company’s ability to complete its financing arrangements for the acquisition in a timely manner and on terms acceptable to the Company, and the severity, duration and effects of the COVID-19 pandemic, many of which are difficult to predict and beyond the Company’s control and which could cause actual results to differ materially from the results expressed or implied in such forward-looking statements. The Company refers you to the documents that it files from time to time with the Securities and Exchange Commission, such as its reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1 *	Stock Purchase Agreement, dated August 12, 2020, by and between FAT Brands Inc. and Sundae Group Holdings I, LLC
99.1	Press release, dated August 13, 2020
99.2	Investor presentation, dated August 15, 2020

* This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 17, 2020

FAT Brands Inc.

By:	/s/ Andrew A. Wiederhorn
Andrew A. Wiederhorn
Chief Executive Officer

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